Exhibit 10.25

Sales contract

Party A: Changxing Chisen Electric Co., Ltd.
Party B: Anqing Burui Power Supply Co., Ltd.

Parties in a spirit of friendship and cooperation agreement to equality objectives specially indicated below for the terms of the contract:

The price calculation of Anqing Burui Battery:

1) Plate: (according to the monthly average price of #1 Lead ingot in the website of Shanghai Metals Market + RMB4,300 subcontracting charge)*4.8 Single set of weight
2) Other materials: RMB19.4 each
3) Cost add 5% markup
4) Cost = (Plate + Other materials) * 1.05

Method of delivery: Party A place the next month order on 20th of each month and party B, in accordance with the order, supplies the products.
The ratio of supply between low and high season: During non peak season, it should be not less than 60% of supply in peak season. (It is subject to the order)

Payment method: Paid by notes payable. Party B opens the VAT invoice to Party B on 30th of each month and Party B will pay the amount on 25th of the following month accordingly.

Party B is not allowable to sell Chisen batteries without Party A's authorization or use the brand name "Chisen"as a tool for promotional purpose.

In breach of contract:

1) Liability for breach of contract will be according to contract law of PRC and other ordinance.
2) Supplier should delivery the products on time if delays occur except that are beyond your control, the supplier was fined by RMB5,000 for an extra day.

If there is any dispute between party A and party B, it will be resolved by Changxing People's Court.

The effective date of the contract is from August 21, 2009 to December 31, 2010.

长兴昌盛电气有限公司

合同审批签单

合同名称	供销合同		业务单位	安庆博瑞电源有限公司	
制定部门	采购部	部门主管签字	[signature] 10	制定日期	2009年10月26日
公司主管领导审核	签字: [signature] 09 年 10 月 26 日				
行政办公室编号	CS-HT-PU-2009-48 签字: [signature] 09 年 10 月 26 日				
常年法律顾问审查（或委托人）	签字: [signature] 09 年 10 月 26 日				
财务审核	签字: [signature] 09 年 10 月 26 日				
法人或法人授权代表批准	签字: 年 月 日				

供销合同

甲方：长兴昌盛电气有限公司

乙方：安庆博瑞电源有限公司

甲、乙双方本着友好协商，平等合作的宗旨特制订以下供销合同：

一、 **安庆博瑞电池价格结算方法：**

1、极板：（按上海有色金属网全月总平均值 1#铅锭价+4300 加工费）*4.8 单套重量

2、其他材料：19.4 元/只

3、成本加 5%利润

4、成本=（极板+其他材料）*1.05

二、 **发货方式：**甲方每月 20 日下次月订单，乙方按照订单供货。淡、旺季供货比例：乙方淡季供货量不低于旺季供货量的 60%（具体以订单为准）。

三、 **结算方式：**承兑支付，具体在当月 30 日前按入库数将销售电池数开具增值税发票给甲方，甲方凭增值税专用发票在次月 ~~15、10~~ 25日前结清上月货款。

四、 乙方不得在甲方的授权范围以外销售昌盛电池、不得以昌盛电气名义进行市场宣传销售自产电池，一经查实以一罚十并承担相应的经济损失。

五、 **违约责任：**1、供需双方须严格以合同内容要求执行，如有违约行为，违约责任按《中华人民共和国合同法》及相关国家法律、法规规定承担。2、供方应当按照需方确认的交货日期，准时向需

方交货，如延迟交货（不可抗力因素除外），则每延迟一天向需方支付延迟履行违约金人民币 5000 元整。延迟交货违约金由需方在货款中直接扣除或由供方在违约金金发生后一周内向需方付清。

六、 执行合同发生争议时，双方协商解决，协商不成，由甲方所在地长兴人民法院解决。

七、 本合同有效一年，自 2009 年 8 月 21 日至 2009 年 12 月 31 日止。

八、 本协议一式两份，甲、乙双方各执一份。

九、 质量、技术协议见附件。

甲方：长兴昌盛电气有限公司

代表：

2009 年 月 日

乙方：安庆博瑞电源有限公司

代表：

2009 年 8 月 20 日

4、甲方必须按合同约定，及时向乙方支付货款。如甲方不能按时结清货款，单批次货款到期未能及时支付，如超过10天造成乙方供货脱接甲方不可以对乙方进行任何处罚，并甲方按延期货款每天1‰补偿乙方。

5、其他违约责任按《合同法》解决。

十、不可抗力：

当事双方的任何一方由于不可抗力的原因不能履行合同时，应及时向对方通报不能履行合同的理由，并在一周内提供书面证明送达对方（或传真）确认。甲乙双方根据情况可部分或全部免于承担违约责任。

十一、合同争议的解决方式：

本合同在履行中发生争议，由双方协商解决。协商未成，涉及诉讼，应由甲方住所地人民法院解决。

十二、本合同一式两份，经双方签字盖章后生效。双方另行签订极板技术协议、及甲方的采购订单双方代表签字确认的传真件作为本合同的附件，以及未尽事宜，可订补充协议，与本合同同具法律效力。

十三、合同有效期：

本合同有效期限为一年，自2009年10月26日至2010年10月25日止。

甲 方：长兴昌盛电气有限公司

甲方代表：

年 月 日

乙 方：

乙方代表：

2009 年 10 月 31 日